EXHIBIT 32.2





                             AMERICAN SKIING COMPANY


                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

         In connection with the Quarterly Report of American Skiing Company (the "Company") on Form 10-Q for the period ended April 25, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Helen
E. Wallace, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Date:  June 9, 2004

                                  By:   /s/ Helen E. Wallace
                                     --------------------------------
                                     Helen E. Wallace
                                     Senior Vice President, Chief
                                     Financial Officer
                                    (Principal Financial Officer)






         This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.